UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 20, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                  1-13408                  56-1362926
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. Regulation FD Disclosure


     On July 20, 2005, the Company announced that despite long delays in the completion of federal reauthorization legislation for public transportation funding, it believes progress is being made.

     According to the American Public Transportation Association (APTA), a two-day extension has been implemented with notation that additional extensions might be required in bringing the legislation to conclusion in July. APTA notes that federal public transportation funding currently under consideration by Congress could reach an all-time high of more than $52 billion over a six-year reauthorization period - more than 40 percent greater than the expiring funding legislation. The proposed amount is part of the overall funding in the federal "highways" bill expected to come under the reauthorization of the Transportation Equity Act for the 21st Century (TEA-21), where total U.S. Department of Transportation funding being considered is in excess of $280 billion.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(a)  Exhibits.
     99.1     Press release dated July 20, 2005.


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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIGITAL RECORDERS, INC.

Date: July 20, 2005                      By: /s/ DAVID N. PILOTTE
                                            --------------------------
                                             David N. Pilotte
                                             Chief Financial Officer


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INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
------     -----------

  99.1     Press release dated July 20, 2005.